UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------

         Date of Report (Date of earliest event reported): April 4, 2006

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

                             -----------------------

        Colorado                                                 84-1463284
(State or jurisdiction of                                     (I.R.S. Employer
incorporation or organization)                               Identification No.)


600 NW 14th Avenue, Suite 100, Portland, Oregon                     97209
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (503) 417-1700
                         (Registrant's telephone number)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.1 4d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On April 4, 2006 the Company issued a press release announcing its WayCool Thermal Management Cooling Technology. A copy of the press release is attached hereto as Exhibit 99.1. The information in this report furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, if such subsequent filing references this Item 7.01 of this Form 8-K.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of April 2006.

                                ONSCREEN TECHNOLOGIES, INC.
                                      (Registrant)

                                By:
                                   ---------------------------------------------
                                         Charles R. Baker as CEO/President